Financial Instruments, Risk Management and Capital Management	12 Months Ended
Dec. 31, 2022
Financial Instruments Risk Management And Capital Management [Abstract]
Financial Instruments, Risk Management and Capital Management
32.	FINANCIAL INSTRUMENTS, RISK MANAGEMENT AND CAPITAL MANAGEMENT
32.1 Financial assets and financial liabilities
The following table shows the carrying amounts of financial assets and financial liabilities.

	December 31, 2022	December 31, 2021

Financial assets measured at amortized cost
Cash and cash equivalents (note 23)	90,469	108,037
Accounts receivable (note 20)	6,693	6,015
Loans to customers (note 22)	5,141	43
Short-term bank deposits (note 23)	—	17,954
Other financial assets (note 21)	6,098	2,344
Financial assets measured at fair value through profit and loss (on a recurring basis)
Accounts receivable (note 20)	458	596

Total financial assets	108,859	134,989

Financial liabilities measured at amortized cost
Trade and other payables (note 26)	91,504	88,691
Lease liabilities (note 17)	74,495	42,467
Convertible bonds (note 25)	53,597	49,403
Borrowings (note 25)	40,518	12,713
Customer deposits and other financial liabilities (note 29)	6,138	—
Financial liabilities measured at fair value through profit and loss (on a recurring basis)
Derivative feature in the credit facility (note 25)	3,000	—
Conversion options (note 25)	—	594

Total financial liabilities	269,252	193,868

As of December 31, 2022, management assessed that the carrying values of the Group’s financial assets and financial liabilities measured at amortized cost are a reasonable approximation of their fair values, except for the financial liabilities related to the convertible bonds. The fair value of assets and liabilities as of December 31, 2022, including those measured at fair value on a recurring basis, are presented in the following tables:

	Fair value	December 31, 2022	December 31, 2022
		Carrying value	Fair market value

Financial assets measured at fair value through profit and loss on a recurring basis
Accounts receivable	Level 3	458	458

Financial liabilities measured at amortized cost
Convertible bonds (note 25)	Level 2	53,597	36,281
Financial liabilities measured at fair value through profit and loss (on a recurring basis)
Derivative feature in the credit facility (note 25)	Level 2	3,000	3,000

Total financial liabilities		56,597	39,281

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:
Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices);
Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

For assets and liabilities that are recognized at fair value on a recurring basis, during 2022, the Group determined that no transfers between the levels in the fair value hierarchy have occurred (2021: none). During 2022, there were no changes in the Group’s valuation processes, valuation techniques, and types of inputs used in the fair value measurements, except for the changes necessary to determine fair values of new types of instruments acquired during the period.
The fair value of accounts receivable held for sale is determined in accordance with the transaction prices for similar instruments. In 2022 the Group recognized the gain on revaluation of such receivables in the amount of 23 (2021: loss of 23).
The fair value of derivative feature in the Credit facility is determined based on the quoted prices of the Company’s shares in active markets as well as other observable market inputs underlying or derived from the quoted market prices of the instruments, using conventional option pricing methodology with a reference to the Groups credit spread, volatility of the Company’s share price, and forward risk-free interest rates and Russian key rate.
The trading of the Company’s ADSs on the NASDAQ Global Select Market was suspended on February 28, 2022 and remains suspended throughout the date of these consolidated financial statements. The closing price of the ADSs as at the latest trading date on the NASDAQ was USD 11.60 per ADS, which is significantly lower than the conversion price for the bonds. As described in note 32.2.3, under the terms and conditions of the Bonds, the bondholders, who exercised the rights to require redemption, forfeited their conversion rights under the Bonds. Further, in September 2022, the Company entered into a deed poll pursuant to which the Company has undertaken to settle any conversion rights exercised by the bondholders under the terms and conditions of the Bonds in cash until the Bonds are redeemed in full and cancelled. Accordingly, the conversion options were derecognized as of December 31, 2022. As of December 31, 2021, the fair values of conversion options and liability component of the convertible bonds were derived from the quoted prices in active markets for the respective liabilities as well as market inputs underlying or derived from the quoted market prices of the instruments using discounted cash flow and option pricing methodology with a reference to the Groups credit spread and volatility of the Group’s share price. The inputs include the Group’s credit spread and market value of the Bonds.
As of December 31, 2022, the fair values of
non-derivative
financial liability related to convertible bonds measured at amortized cost are determined in accordance with the publicly available terms of restructuring (note 32.2.3) on a discounted cash flow basis.
32.2 Financial risk management
The Group is exposed to risks that arise from financial instruments. The Group has exposure to a market risk, a credit risk and a liquidity risk.
There have been no substantial changes in the Group’s exposure to financial instrument risks, its objectives for using financial instruments, its policies, and processes for managing the risks arising from financial instruments, or the methods used to measure the exposures as compared to the previous period, except for as applied to new exposures from new financial instruments.
32.2.1 Market risk
Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices underlying the value of the instrument. Market risks, which mostly impact the Group, comprises of:
-	interest rate risk as related to floating rate debt (note 25),
-	currency risk as related to financial assets and liabilities at amortized cost denominated in foreign currencies,
-	risk related to fluctuations of market variables underlying the fair value of financial instruments carried at fair value through profit and loss (note 25).
The Group does not enter any derivative or
non-derivative
financial instruments to manage its exposure to foreign currency risk and interest rate risk, except for placing foreign currency deposits to reduce and exposure from open foreign currency positions.

Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group’s exposure to the risk of changes in market interest rates arises primarily from the floating rate debt described in Note 25. The interest expense on the debt element of the credit facility is linked to the Central Bank key rate. For other instruments the interest rate risk is currently limited as the Group manages its interest risk by contracting its cash deposits and its borrowings at fixed rates of interest. However, growth in rates may limit the Group’s ability to attract new financing on commercially sensible terms as well as it may impact fair values of the Group’s financial assets carried at amortized cost.
Interest rate sensitivity
A reasonably possible increase of 50 basis points in interest rates would have resulted in 169 future increases of interest expense for the years ended December 31, 2022. The same decrease in interest rates would have resulted in 169 decreases of interest expenses for the years ended December 31, 2022. There will be no material impact on equity.
Foreign currency risk
Foreign currency risk is the risk that the fair value or future cash flows of instruments denominated in foreign currency will fluctuate because of changes in foreign exchange rates. The Group’s exposure to the risk of changes in foreign exchange rates relates to the Group’s financing activity (borrowings and lease liabilities in foreign currencies), investing activities (capital investments and short-term deposits in foreign currency) and operating activities (sales, expenses and related settlement balances are denominated in a foreign currency).
The carrying amounts of the Group’s foreign currency denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

	USD denominated
	2022	2021

Assets	31,578	69,192
Liabilities	(54,233)	(50,595)

Net position	(22,655)	18,597

There were no material open currency positions in other currencies.
The Group keeps part of its cash and cash equivalents in USD interest-bearing accounts to reduce the impact of USD exchange rate fluctuations on the open position in USD.
Foreign currency sensitivity
The following table demonstrates the sensitivity of the Group’s results to a reasonably possible change in the USD exchange rates, with all other variables held constant. The table provides information about the impact on the Group’s profit before tax due to changes in the fair value of monetary assets and liabilities. The Group’s exposure to foreign currency changes for all other currencies is not material.

	Change in foreign exchange rates	Effect on profit or loss before tax (loss)/gain

Year ended December 31, 2022
USD	+30%/-30%	(6,796) / 6,796

Year ended December 31, 2021
USD	+50%/-50%	9,299 / (9,299)

Risk related to fluctuations of market variables underlying the fair value of financial instruments
The fair value of derivative feature in the Credit facility is affected by the Company’s share price at MOEX and its volatility, as well as forward risk-free interest rates.
Sensitivity to fluctuations in the Company’s shares price
The following table demonstrates the sensitivity of loss before tax to a reasonably possible changes in key factors:

Reasonably possible shift in Ozon share price	Reasonably possible shift in interest rate	Reasonably possible shift in volatility of shares	Effect on profit or loss before tax (2022)

Increase by 10%	—	—	(465)
Decrease by 10%	—	—	461
—	Increase by 100 b.p.	—	82
—	Decrease by 100 b.p.	—	(79)
—	—	Increase by 10%	(285)
—	—	Decrease by 10%	381
32.2.2 Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or a contract with customer, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily, accounts receivable and loans to customers) and from its cash, cash equivalents and short-term deposits held with banks and other financial instruments.
The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting date was:

	December 31, 2022	December 31, 2021

Cash and cash equivalents (note 23)	90,469	108,037
Accounts receivable (note 20)	7,151	6,611
Loans to customers (note 22)	5,141	43
Short-term bank deposits (note 23)	—	17,954

	102,761	132,645

Accounts receivable and loans to customers
The Group’s accounts receivable and loans to customers do not include individually material balances where a concentration of credit risk might present.
The Group’s accounts receivable mainly consist of amounts due from vendors (advertising services, rebates and subsidies) and amounts due from customers. Accounts receivable owed by vendors carry low credit risk because the debtors have a strong capacity to meet their contractual obligations as well as there are usually counter liabilities which reduce the net exposure of the Group under such contracts. The credit risk on receivable from other customers does not create a material exposure due to a prudent scoring of customers for credit as well as a short-term nature of such receivables.
Loans to customers primarily consist of short-term loans to sellers and other legal entities. The Group maintains strict policy to screen potential borrowers to manage the credit exposure. Further, the Group does not allow for material concentrations in the loan portfolio.

Cash, cash equivalents and short-term deposits
The Group held cash, cash equivalents and bank deposits of 90,469 on December 31, 2022 (2021: 125,991). The cash, cash equivalents and short-term bank deposits are primarily held with banks, with strong credit quality based on available rating information.
With respect to the Group’s cash and cash equivalents and short-term bank deposits, the Group’s liquidity policy prescribes to limit credit risk by setting maximum concentration per financial institution. Cash must be deposited in at least three banks.
The negative impact of the geopolitical crisis surrounding Ukraine (note 34) on the Russian economy is likely to increase the credit risk for many of the Group’s customers, which will result in additional amounts of expected credit losses to be recognized in future. In March 2022, top rating agencies, including Fitch and Moody’s, have withdrawn Russian sovereign ratings and stopped covering ratings of entities based in Russia. The withdrawal of ratings increases uncertainty with respect to the credit risk of the Group’s counterparts.
32.2.3 Liquidity risk
Liquidity risk is the risk that the Group will not be able to settle its liabilities as they fall due. The Group manages liquidity risk by maintaining adequate liquidity reserves and securing borrowing facilities. The Group continuously monitors actual cash flows and adjusts its cash flow forecasts to match the maturity profiles of financial assets and liabilities.
The table below summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments:

	Within 1 year	1 to 3 years	3 to 5 years	More than 5 years	Total
2022
Trade and other payables	94,781	122	116	167	95,186
Borrowings	55,582	2,850	57,231	903	116,566
Lease liabilities	18,699	34,557	23,926	45,159	122,341
Customer deposits and other financial liabilities	6,144	—	—	—	6,144

Total financial liabilities	175,206	37,529	81,273	46,229	340,237

	Within 1 year	1 to 3 years	3 to 5 years	More than 5 years	Total
2021
Trade and other payables	89,322	328	122	222	89,994
Borrowings	12,328	3,217	57,881	1,218	74,644
Lease liabilities	11,794	20,500	12,900	12,507	57,701

Total financial liabilities	113,444	24,045	70,903	13,947	222,339

The trading of the Company’s ADSs on the NASDAQ Global Select Market was suspended on February 28, 2022 and remained suspended as of the date these consolidated financial statements were authorized for issue. Under the terms and conditions of the Company’s
USD 750 million 1.875% senior unsecured convertible bonds due 2026
(the “Bonds”), this trading suspension constituted a “Delisting Event” entitling the holders of the Bonds to exercise their rights to require redemption of their Bonds by way of giving the Company an irrevocable notice. The Delisting Event under the Bonds occurred following the close of trading on March 8, 2022. Under the terms and conditions of the Bonds, the bondholders, who exercised the rights to require redemption, forfeited their conversion rights under the Bonds.
A substantial portion of bondholders exercised the right to require redemption and was entitled to require the Company to redeem their Bonds at the principal amount together with accrued interest on the redemption date, which was May 31, 2022. Due to, among other things, uncertainty around the impact of restrictions under the recently enacted Russian capital control and protection measures on the ability to transfer cash funds outside of Russia from the Company’s Russian subsidiaries to the Company, the Company did not have sufficient liquidity available at the relevant time to fund payments required for the redemption of the Bonds. The Company consequently did not fund the payment required for the redemption of the Bonds. On June 14, 2022, this failure to fund the payment and redeem the Bonds became an “Event of Default” under the terms and conditions of the Bonds. In addition, a further Event of Default occurred 14 days after the Company failed to make the interest payment due under the Bonds on August 24, 2022.
Following the Delisting Event, the Company and an ad hoc group of unaffiliated holders of the Bonds have reached an agreement with respect to the terms of a restructuring of the Bonds, according to which the terms of the Bonds shall be amended through a consent solicitation process to allow the Company to redeem the Bonds as follows:
(i) if the relevant bondholder is outside the United States (“US”) and a non-US person and elects for redemption in Rubles, at an amount in Rubles representing
83

per cent. of the principal amount outstanding of the Bonds (converted into Rubles at the USD/RUB exchange rate of the Central Bank of Russia as of September 23, 2022) plus accrued interest up to (including) August 24, 2022 (which amount was subsequently increased to the interest accrued up to the settlement date for USD redemption); or
(ii) if the relevant bondholder is in the US or a US person, elects for redemption in US dollars or does not make an election, at an amount in US Dollars representing

65

per cent. of the principal amount outstanding of the Bonds plus accrued interest up to (including) August 24, 2022 (which amount was subsequently increased to the interest accrued up to the settlement date for USD redemption) (the “Restructuring”).
In September 2022, to support implementation of the Restructuring, the Company and certain bondholders entered into lock-up
agreements, pursuant to which each
non-sanctioned
bondholder party to or who has acceded to the relevant
lock-up
agreement prior to 4.00 p.m. (London time) on October 28, 2022, was eligible to receive a lock-up
fee in the amount of 1.0625 per cent. of
th
e principal amount of its Bonds, payable upon completion of the Restructuring. Further, in September 2022, the Company entered into a deed poll pursuant to which the Company has undertaken to settle any conversion rights exercised by the bondholders under the terms and conditions of the Bonds in cash until the Bonds are redeemed in full and cancelled.
In October 2022, holders of over 75%
in principal amount of the Bonds outstanding voted in favor of the resolutions and approved certain consents and amendments to the terms and conditions of the Bonds to implement the Restructuring (the “Consents and Amendments”). By December 31, 2022, the Company obtained U.S. and Cyprus sanctions licenses regarding the Restructuring, and in March 2023 the UK sanctions authority published general license regarding
the Restructuring and its implementation.
Under the terms of the Restructuring, the Consents and Amendments became effective on the date when the licenses or authorizations under any sanctions were obtained from the UK, Cyprus and U.S. sanctions authorities, which was March 29, 2023. The Company has estimated that the total redemption payments for the Bonds will amount t
o approximately
40,900 (as determined in accordance with the Consents and Amendments and translated with the exchange rate as of April 1
9
, 20
23: RUB 81.6
).

The Company has funded the redemption primarily by upstreaming funds from its Russian subsidiaries and it has obtained the relevant approvals from the Ministry of Finance of the Russian Federation to allow such upstreaming. As of the date these consolidated financial statements were authorized for issue, the Company redeemed 94% of principal amount of the Bonds for the total redemption payment of approximately
38,600
(at the exchange rate as at the payment date).
In accordance with the terms of the Restructuring, the trust deed relating to the Bonds and all ancillary documents relating to the Bonds shall terminate on the date when the Company announces the cancellation date for the Bonds, except for a deed poll issued by the Company allowing the holders of the Bonds who have not participated in the Restructuring to make claims for payment of redemption amounts in accordance with the terms and conditions of that deed poll.
32.3 Changes in liabilities arising from financing activities
The table below details changes in the Group’s liabilities arising from financing activities, including both cash and non-cash
changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be, classified in the Group’s consolidated statements of cash flows as cash flows from financing activities.

	Borrowings	Derivative liabilities	Lease liabilities	Total
As of January 1, 2022	62,116	594	42,467	105,177
Financing cash flows	29,891	—	(9,233)	20,658
Leases (non-cash)	—	—	40,342	40,342
Bifurcation of derivative features (non-cash)	(3,109)	3,109	—	—
Change in FV (non-cash)	—	(703)	—	(703)
Loss on convertible bonds (non-cash)	8,567	—	—	8,567
Exchange difference (non-cash)	(5,472)	—	(320)	(5,792)
Accrued but not paid interest	2,122	—	1,239	3,361

As of December 31, 2022	94,115	3,000	74,495	171,610

	Borrowings	Conversion options	Lease liabilities	Total
As of January 1, 2021	9,448	—	15,490	24,938
Financing cash flows	58,348	—	(4,769)	53,579
Leases (non-cash)	—	—	31,423	31,423
Bifurcation of derivative features (non-cash)	(6,958)	6,958	—	—
Change in FV (non-cash)	—	(6,364)	—	(6,364)
Exchange difference (non-cash)	219	—	—	219
Accrued but not paid interest	1,059	—	323	1,382

As of December 31, 2021	62,116	594	42,467	105,177

The Group classifies interest paid as cash flows from operating activities.

32.4 Capital management
The Group manages its capital to ensure that the Group and the entities within the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
The capital structure of the Group consists of net debt (borrowings less cash and cash equivalents) and equity (as detailed in the consolidated statements of financial position).
In order to achieve this overall objective, the Group’s capital management, among other things, aims to ensure that it meets financial covenants attached to the borrowings that define capital structure requirements. Breaches in meeting the financial and non-financial
covenants attached to the Group’s borrowings would permit creditors to call such borrowings. Breaches in covenants could lead to a default on other indebtedness due to cross-default terms under that indebtedness.
No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2022 and 2021 except for as applied to new exposures.
Capital adequacy ratios for the Group’s credit entities
LLC Ecom Bank (“Ecom Bank”) and MCC Ozon Credit LLC (“MCC”) are credit institutions within the Group. Ecom Bank and M
CC
are subject to regulations of the Central Bank of Russia (“CBR”), which require commercial banks and other credit institutions to comply with various minimum capital adequacy ratios. The Group’s aim in managing the adequacy of capital of the credit institutions is to ensure their ability to fulfill the goals for the strategic growth with unconditional compliance with the requirements for the adequacy of capital.
As of December 31, 2022, the actual capital adequacy ratios of Ecom Bank as calculated on the basis of statutory standalone financial statements were within the limits set by CBR (4.5% for the base capital, 6.0% for the main capital, 8.0% for the own capital):

	December 31, 2022	December 31, 2021

Capital adequacy ratios
- Base capital H1.1	90.7%	n/a**
- main capital H1.2	90.7%	n/a**
- own capital H1.0	90.7%	n/a**
** - the Bank was established in March 2022.
As of December 31, 2022, the capital adequacy ratio of M
CC
 as calculated on the basis of statutory standalone financial statements were 15.22 % which is within the limits set by CBR (2021: 47.74%)